Exhibit 77(q)(1)(a)(1)

                             INC SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

                         Effective Date: August 14, 2004

      ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation desires to, and does hereby, amend its charter (the "Charter") as currently in effect.

      SECOND: The following Series is hereby dissolved: ING Bond Fund.

      THIRD: The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

      Sixth: Of the 16,000,000,000 Shares which the Corporation has authority to issue, 14,800,000,000 Shares have been and are hereby designated and classified into the following series (each a "Series") and classes of series (each a "Class"):

-------------------------------------------------------------------------------------------
                                             Name of Class                   Number of
               Name of Series                  of Series                 Shares Allocated
               --------------                  ---------                 ----------------
-------------------------------------------------------------------------------------------
ING Aeltus Money Market Fund                    Class I                   1,000,000,000
-------------------------------------------------------------------------------------------
                                                Class A                   1,000,000,000
-------------------------------------------------------------------------------------------
                                                Class B                   1,000,000,000
-------------------------------------------------------------------------------------------
                                                Class C                   1 ,000,000,000
-------------------------------------------------------------------------------------------
                                                Class O                   1,000,000,000
-------------------------------------------------------------------------------------------
ING Balanced Fund                               Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                             Name of Class                   Number of
               Name of Series                  of Series                 Shares Allocated
               --------------                  ---------                 ----------------
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
ING Equity Income Fund                          Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
ING International Growth Fund                   Class I                    200,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    200,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    200,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    200,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    200,000,000
-------------------------------------------------------------------------------------------
ING Government Fund                             Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
ING Small Company Fund                          Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                             Name of Class                   Number of
               Name of Series                  of Series                 Shares Allocated
               --------------                  ---------                 ----------------
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
ING Growth Fund                                 Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
ING Strategic Allocation Growth Fund            Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
ING Strategic Allocation Balanced Fund          Class 1                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
ING Strategic Allocation Income Fund            Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                             Name of Class                   Number of
               Name of Series                  of Series                 Shares Allocated
               --------------                  ---------                 ----------------
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
ING Index Plus LargeCap Fund                    Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class R                    100,000,000
-------------------------------------------------------------------------------------------
ING Index Plus MidCap Fund                      Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class R                    100,000,000
-------------------------------------------------------------------------------------------
ING Index Plus SmallCap Fund                    Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                             Name of Class                   Number of
               Name of Series                  of Series                 Shares Allocated
               --------------                  ---------                 ----------------
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class R                    100,000,000
-------------------------------------------------------------------------------------------
ING Value Opportunity Fund                      Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
ING Global Science and Technology Fund          Class I                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class C                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class O                    100,000,000
-------------------------------------------------------------------------------------------
ING Classic Principal Protection Fund I         Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
ING Classic Principal Protection Fund II        Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
ING Classic Principal Protection Fund III       Class A                    100,000,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                             Name of Class                   Number of
               Name of Series                  of Series                 Shares Allocated
               --------------                  ---------                 ----------------
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
ING Classic Principal Protection Fund IV        Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
ING Index Plus Protection Fund                  Class A                    100,000,000
-------------------------------------------------------------------------------------------
                                                Class B                    100,000,000
-------------------------------------------------------------------------------------------
Brokerage Cash Reserves                                                   1,000,000,000
-------------------------------------------------------------------------------------------

      FOURTH: The amendment to the Charter herein set forth was duly approved by a majority of the Board of Directors of the Corporation and is limited to changes expressly permitted by ss. 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

      FIFTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

      SIXTH: The undersigned Executive Vice President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states to the best of his knowledge, information, and belief that the matters and facts set forth in these Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties of perjury.

      IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President and attested to by its Secretary on this 3rd day of November, 2004.

WITNESS:                                ING Series Fund, Inc.


/s/ Theresa K. Kelety                   /s/ Michael J. Roland
---------------------------             ---------------------------
Name: Theresa K. Kelety                 Name: Michael J. Roland
Title: Secretary                        Title: Executive Vice President and
                                               Chief Financial Officer